EXHIBIT 99.(b)

Florida Progress Corporation
Investor News

Analyst Contact:
Mark A. Myers, Manager, Investor Relations (813) 866-4245


Florida Progress Reports 6.3% Increase
In Earnings Per Share For The Third Quarter

ST. PETERSBURG, FL, October 17, 1996 - Florida Progress Corporation (NYSE:
FPC), parent of Florida Power Corporation, reported third-quarter earnings of $98.1 million, or $1.01 per share, compared with $91.1 million, or $.95 per share, for the same period last year.

Significant items influencing the third-quarter results:

     o Solid Utility Growth - Retail customer growth of 2 percent and megawatt-hour sales growth of 10 1/2 percent from industrial customers.

     o Lower Life Insurance Sales - Earnings from Mid-Continent Life Insurance suffered from lower than expected sales of its new insurance product.

Florida Power, the largest subsidiary of Florida Progress, earned $93.1 million, or $.96 per share, on revenues of $694.7 million, compared with earnings of $84.7 million, or $.88 per share, on revenues of $671.8 million in the third quarter of 1995.

Florida Power's results improved as its customer growth rate of 2 percent continues to be about twice the national average in the electric utility industry. A 26-percent jump in energy sales to phosphate operations as a result of new mining operations boosted industrial sales for the quarter. Megawatt-hour sales to commercial customers increased 3 percent compared with a year ago.

Contributing to the improved earnings at Florida Power were lower interest expense and preferred dividend payments. The lower interest expense is due to reduced debt balances resulting from improved cash flow. In June 1996, Florida Power redeemed $80 million of preferred stock that reduced the utility's preferred dividend payments.

During the third quarter of 1996, the utility incurred higher operating and maintenance expenses associated with various improvements to Florida Power's customer service operations along with additional repairs at its Crystal River Nuclear Plant.


                                    - more -

-Page 2-
Florida Progress Corporation
Investor News - Third Quarter Earnings


Electric Fuels Corporation, the energy and transportation subsidiary of Florida Progress, had earnings of $6.5 million for the third quarter, compared with earnings of $6.3 million for the same period last year. The 3.2% increase in earnings is primarily attributable to improved earnings at its marine operations, which resulted from higher volumes of coal being transported this year over 1995.

Mid-Continent Life Insurance Company's earnings for the third quarter were down $0.9 million compared with the same quarter in 1995. Lower than expected sales of its new insurance product, introduced in the second quarter, combined with higher death claims, were the primary factors causing lower earnings.

Florida Progress is a Fortune 500 diversified utility holding company with assets of $5.6 billion. Its principal subsidiary is Florida Power, the state's second-largest electric utility with about 1.3 million customers. Diversified operations include coal mining, marine operations, rail services and life insurance.


                                    - more -

FLORIDA PROGRESS CORPORATION
CONSOLIDATED STATEMENTS OF INCOME                                                              Page 3
(UNAUDITED)
(In millions, except per share amounts)
                                          Three Months Ended    Nine Months Ended   Twelve Months Ended
                                             September 30         September 30         September 30
                                          -------------------  -------------------  -------------------
                                           1996      1995       1996      1995       1996      1995
                                          --------  --------   --------  --------   --------  --------
REVENUES:
  Electric utility                          $694.7    $671.8   $1,830.7  $1,738.2   $2,364.2  $2,231.7
  Diversified                                184.3     180.6      552.3     538.5      749.9     716.4
                                          --------- ---------  --------- ---------  --------- ---------
                                             879.0     852.4    2,383.0   2,276.7    3,114.1   2,948.1
EXPENSES:                                 --------- ---------  --------- ---------  --------- ---------
  Electric utility:
    Fuel                                     147.5     140.9      323.0     336.7      417.5     439.5
    Purchased power                          127.6     123.7      388.2     326.8      498.0     404.5
    Energy conservation costs                 14.3      23.6       51.1      64.9       70.1      87.2
    Operations & maintenance                 105.9      96.8      304.2     292.1      405.9     384.2
    Depreciation                              74.7      75.8      241.5     217.3      317.9     283.9
    Taxes other than income taxes             50.7      48.4      143.1     136.2      183.1     174.8
                                          --------- ---------  --------- ---------  --------- ---------
                                             520.7     509.2    1,451.1   1,374.0    1,892.5   1,774.1
                                          --------- ---------  --------- ---------  --------- ---------
  Diversified:
    Cost of sales                            153.5     151.0      462.9     455.2      632.3     609.0
    Other                                     15.5      15.8       47.5      44.0       62.4      57.0
                                          --------- ---------  --------- ---------  --------- ---------
                                             169.0     166.8      510.4     499.2      694.7     666.0
                                          --------- ---------  --------- ---------  --------- ---------
INCOME FROM OPERATIONS                       189.3     176.4      421.5     403.5      526.9     508.0
                                          --------- ---------  --------- ---------  --------- ---------
INTEREST EXPENSE AND OTHER:
  Interest expense                            34.6      34.3      103.4     105.5      137.3     140.6
  Allowance for funds used during
    construction                              (1.9)     (1.8)      (5.5)     (5.6)      (7.2)     (8.2)
  Preferred dividend requirements of
    Florida Power                              0.8       2.4        5.2       7.3        7.6       9.8
  Other expense (income)                      (0.4)     (3.4)      (5.1)     (8.8)      (6.2)     (8.6)
                                          --------- ---------  --------- ---------  --------- ---------
                                              33.1      31.5       98.0      98.4      131.5     133.6
                                          --------- ---------  --------- ---------  --------- ---------
INCOME FROM CONTINUING OPERATIONS
  BEFORE INCOME TAXES                        156.2     144.9      323.5     305.1      395.4     374.4

  Income Taxes                                58.1      53.8      118.4     112.2      144.3     135.5
                                          --------- ---------  --------- ---------  --------- ---------
INCOME FROM CONTINUING OPERATIONS            $98.1     $91.1     $205.1    $192.9     $251.1    $238.9
DISCONTINUED OPERATIONS, NET
  OF INCOME TAXES                              -         -        (25.0)      -        (25.0)      -
                                          --------- ---------  --------- ---------  --------- ---------

NET INCOME                                   $98.1     $91.1     $180.1    $192.9     $226.1    $238.9
                                          ========= =========  ========= =========  ========= =========
AVERAGE SHARES OF COMMON STOCK
  OUTSTANDING                                 97.0      95.9       96.8      95.6       96.6      95.4
                                          ========= =========  ========= =========  ========= =========
EARNINGS PER AVERAGE COMMON SHARE
  CONTINUING OPERATIONS                      $1.01     $0.95      $2.12     $2.02      $2.60     $2.50
  DISCONTINUED OPERATIONS                      -         -       ($0.26)      -       ($0.26)      -
                                          --------- ---------  --------- ---------  --------- ---------
                                             $1.01     $0.95      $1.86     $2.02      $2.34     $2.50
                                          ========= =========  ========= =========  ========= =========

Regarding these financial statements:
Current and prior periods reflect the recapitalization of the spin-off company, Progress Credit, and its associated treatment as discontinued operations.  These are interim statements. Reference should be made to Florida Progress Corporation's 1995 Annual Report to shareholders. Neither this report nor any statement contained herein is furnished in connection with the offering of securities or for the purpose of promoting or influencing the sale or purchase of securities.

FLORIDA PROGRESS CORPORATION
CONSOLIDATED BALANCE SHEETS                                           Page 4
(UNAUDITED)
(In millions)

                                                             September 30
                                                       -------------------------
                                                          1996         1995
                                                       -----------  -----------
ASSETS
PROPERTY, PLANT AND EQUIPMENT:
  Electric utility plant in service and held for          $5,921.2     $5,794.9
    for future use
  Less - Accumulated depreciation                          2,296.6      2,138.2
         Accumulated decommissioning for nuclear plant       185.4        155.5
         Accumulated dismantlement for fossil plants         115.4        100.2
                                                         ----------   ----------
                                                           3,323.8      3,401.0
  Construction work in progress                              148.1        150.7
  Nuclear fuel, net of amortization of $356.7
    in 1996 and $342.2 in 1995                                60.0         37.0
                                                         ----------   ----------
        Net electric utility plant                         3,531.9      3,588.7
  Other property, net of depreciation of $170.2
    in 1996 and $153.6 in 1995                               327.9        290.1
                                                         ----------   ----------
                                                           3,859.8      3,878.8
                                                         ----------   ----------
CURRENT ASSETS:
  Cash and equivalents                                        17.8          9.3
  Accounts receivable, net                                   327.2        336.6
  Inventories, primarily at average cost:
    Fuel                                                      69.0         58.5
    Utility materials and supplies                            97.1        108.7
    Diversified materials                                    128.3         81.2
  Underrecovery of fuel cost                                  47.4          8.5
  Other                                                       48.0         42.7
                                                         ----------   ----------
                                                             734.8        645.5
                                                         ----------   ----------
DISCONTINUED OPERATIONS:
     Advances to discontinued operations                     102.7        128.2
     Net assets of discontinued operations                   179.1        202.9
                                                         ----------   ----------
                                                             281.8        331.1
                                                         ----------   ----------
OTHER ASSETS:
  Investments:
    Leases and loans receivable, net                          31.2         26.9
    Marketable securities                                    205.9        172.6
    Nuclear plant decommissioning fund                       187.7        148.5
    Joint ventures and partnerships                           37.9         33.3
  Deferred insurance policy acquisition costs                120.1        103.6
  Other                                                      180.9        171.0
                                                         ----------   ----------
                                                             763.7        655.9
                                                         ----------   ----------
                                                          $5,640.1     $5,511.3
                                                         ==========   ==========

CAPITAL AND LIABILITIES
CAPITAL:
  Common stock equity                                     $2,121.0     $2,068.2
  Cumulative preferred stock of Florida Power                 33.5        138.5
  Long-term debt                                           1,727.4      1,556.7
                                                         ----------   ----------
                                                           3,881.9      3,763.4
                                                         ----------   ----------
CURRENT LIABILITIES:
  Accounts payable                                           193.8        164.9
  Customers' deposits                                         87.7         82.5
  Income taxes payable                                        64.9         46.2
  Accrued other taxes                                         68.6         69.6
  Accrued interest                                            44.3         43.3
  Other                                                      100.1         87.7
                                                         ----------   ----------
                                                             559.4        494.2
  Notes payable                                               29.0           -
  Current portion of long-term debt
    and preferred stock                                       59.8        194.4
                                                         ----------   ----------
                                                             648.2        688.6
                                                         ----------   ----------
DEFERRED CREDITS AND OTHER LIABILITIES:
  Deferred income taxes                                      484.2        495.4
  Unamortized investment tax credits                          95.5        103.7
  Insurance policy benefit reserves                          309.0        253.9
  Other postretirement benefit costs                          96.4         80.5
  Other                                                      124.9        125.8
                                                         ----------   ----------
                                                           1,110.0      1,059.3
                                                         ----------   ----------
                                                          $5,640.1     $5,511.3
                                                         ==========   ==========

FLORIDA  PROGRESS  CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS                                                                   Page 5
(UNAUDITED)
(In millions)
                                                   Three Months Ended    Nine Months Ended   Twelve Months Ended
                                                      September 30         September 30         September 30
                                                   -------------------  -------------------  -------------------
                                                     1996      1995       1996      1995       1996      1995
                                                   --------  --------   --------  --------   --------  --------
OPERATING ACTIVITIES:
  Income from continuing operations                   $98.1     $91.1     $205.1    $192.9     $251.1    $238.9
  Adjustments for noncash items:
    Depreciation and amortization                      87.5      90.9      275.1     261.4      366.4     343.7
    Deferred income taxes and investment
     tax credits, net                                 (10.9)    (20.6)     (37.2)    (41.2)     (34.0)    (29.7)
    Increase in accrued other postretirement
     benefit costs                                      8.5       4.6       11.9      12.8       15.9      15.6
    Net change in deferred insurance policy
     acquisition costs                                 (5.1)     (3.1)     (13.7)    (11.7)     (16.5)    (10.3)
    Net change in insurance policy
     benefit reserves                                  13.3      11.1       44.0      31.4       55.1      36.9
    Changes in working capital, net of effects
     from acquisition or sale of businesses:
        Accounts receivable                           (16.1)    (43.1)      (7.6)    (74.6)      22.5     (50.2)
        Inventories                                    13.6      19.0      (17.9)      1.0      (48.0)     (5.1)
        Overrecovery (underrecovery) of fuel cost      10.2      (0.1)     (47.1)     (6.7)     (38.9)     23.3
        Accounts payable                               (0.1)      8.5       21.3      16.0       21.7      33.9
        Income taxes payable                           38.8      26.8       60.0      35.3       16.1      12.6
        Accrued other taxes                            14.7      22.1       52.9      55.0       (1.1)     12.1
        Other                                          (6.7)     11.1        2.5      21.2       19.6      26.6
    Other operating activities                           -        7.7        1.6      13.9       (5.0)      3.3
                                                   --------- ---------  --------- ---------  --------- ---------
        Cash provided by continuing operations        245.8     226.0      550.9     506.7      624.9     651.6
                                                   --------- ---------  --------- ---------  --------- ---------
    Income (loss) from discontinued operations           -         -       (25.0)       -       (25.0)       -
    Adjustments for non-cash items, primarily
       loss provision                                   3.7     (11.3)      11.1      (8.4)       1.9     (16.9)
                                                   --------- ---------  --------- ---------  --------- ---------
        Cash provided by (used for) discontinued
          operations                                    3.7     (11.3)     (13.9)     (8.4)     (23.1)    (16.9)
                                                   --------- ---------  --------- ---------  --------- ---------
                                                      249.5     214.7      537.0     498.3      601.8     634.7
                                                   --------- ---------  --------- ---------  --------- ---------
INVESTING ACTIVITIES:
  Property additions (including allowance for
    borrowed funds used during construction)          (56.6)    (64.6)    (192.0)   (211.8)    (311.6)   (333.2)
  Proceeds from sales of properties and businesses      0.9       3.3        7.0       9.6       10.5      11.6
  (Purchase of) proceeds from sale or collection
    of loans and securities                           (10.9)     (3.0)     (25.1)    (13.2)     (40.8)    (10.0)
  Acquisition of businesses                           (41.9)     (0.1)     (45.1)     (5.9)     (48.4)     (5.9)
  Distributions from (investments in) joint
    ventures and partnerships, net                     (3.4)     (1.3)      (4.6)     (3.6)      (5.0)     (3.2)
  Investing activities of discontinued operations      23.2       2.8       35.2      46.3       58.7      75.1
  Other investing activities                           (6.5)     (2.8)     (24.5)     (8.3)     (27.2)    (11.0)
                                                   --------- ---------  --------- ---------  --------- ---------
                                                      (95.2)    (65.7)    (249.1)   (186.9)    (363.8)   (276.6)
                                                   --------- ---------  --------- ---------  --------- ---------
FINANCING ACTIVITIES:
  Issuance of long-term debt                          118.0        -       118.0        -       118.0        -
  Repayment of long-term debt                        (187.7)     (8.7)    (189.8)    (29.5)    (206.0)    (60.7)
  Increase (decrease) in commercial paper with
    long-term support                                 (52.0)    (59.6)      (5.3)   (105.0)     100.7     (97.6)
  Redemption of preferred stock                          -         -       (80.9)       -       (85.9)     (5.0)
  Sale of common stock                                   -        9.8       18.6      28.8       28.2      38.5
  Dividends paid on common stock                      (49.8)    (48.4)    (149.5)   (144.8)    (198.1)   (192.7)
  Increase (decrease) in short-term debt               29.0     (41.1)      29.0     (55.3)      29.0     (27.9)
  Financing activities of discontinued operations      (1.1)     (1.3)     (11.3)     (9.7)     (11.3)     (9.8)
  Other financing activities                           (1.7)     (0.4)      (3.2)     (0.4)      (4.1)     (1.3)
                                                   --------- ---------  --------- ---------  --------- ---------
                                                     (145.3)   (149.7)    (274.4)   (315.9)    (229.5)   (356.5)
                                                   --------- ---------  --------- ---------  --------- ---------
NET INCREASE (DECREASE) IN CASH AND EQUIVALENTS         9.0      (0.7)      13.5      (4.5)       8.5       1.6
   Beginning cash and equivalents                       8.8      10.0        4.3      13.8        9.3       7.7
                                                   --------- ---------  --------- ---------  --------- ---------
ENDING CASH AND EQUIVALENTS                           $17.8      $9.3      $17.8      $9.3      $17.8      $9.3
                                                   ========= =========  ========= =========  ========= =========

Florida Progress Corporation
Selected Financial Information (Unaudited)                                                                     Page 6
                                   Three Months Ended  Percent    Nine Months Ended  Percent   Twelve Months Ended Percent
                                      September 30     Positive     September 30     Positive     September 30     Positive
                                     1996      1995   (Negative)   1996      1995   (Negative)   1996      1995   (Negative)
                                   --------  --------- --------- --------- --------- --------- --------- --------- ---------
Earnings Per Share:
 Florida Power Corporation            $0.96     $0.88       9.1     $1.96     $1.84       6.5     $2.39     $2.28       4.8
                                   --------- ---------           --------- ---------           --------- ---------
 Electric Fuels Corporation            0.07      0.07        -       0.21      0.19      10.5      0.27      0.24      12.5
 Mid-Continent Life Insurance Co.         -      0.01    (100.0)     0.02      0.06     (66.7)     0.03      0.08     (62.5)
 Corporate and other                  (0.02)    (0.01)   (100.0)    (0.07)    (0.07)       -      (0.09)    (0.10)     10.0
                                   --------- ---------           --------- ---------           --------- ---------
 Diversified                           0.05      0.07     (28.6)     0.16      0.18     (11.1)     0.21      0.22      (4.5)
                                   --------- ---------           --------- ---------           --------- ---------
 Total Continuing Operations           1.01      0.95       6.3      2.12      2.02       5.0      2.60      2.50       4.0
 Discontinued Operations               0.00        -                (0.26)       -                (0.26)       -
                                   --------- ---------           --------- ---------           --------- ---------
 Consolidated                         $1.01     $0.95               $1.86     $2.02               $2.34     $2.50
                                   ========= =========           ========= =========           ========= =========

Avg. shares outstanding (millions)     97.0      95.9       1.1      96.8      95.6       1.3      96.6      95.4       1.3

Dividends per share                  $0.515    $0.505       2.0    $1.545    $1.515       2.0    $2.050    $2.020       1.5

Book value per share:
  Florida Power Corporation                                                                      $18.95    $18.03       5.1
  Consolidated                                                                                   $21.87    $21.51       1.7

                                                                                             September 30       September 30
                                      September 30                                              1996                1995
                                     1996      1995                                        Amount   Percent    Amount   Percent
                                   --------- ---------                                    ---------------------------------------
Equity investments (percent):                                   Capitalization (in millions):
 Florida Power Corporation               87        87               Common stock            $2,121.0   53.4  $2,068.2      52.3
 Electric Fuels Corporation               9         9               Preferred stock             33.5    0.8     138.5       3.5
 Mid-Continent Life Insurance Co.         4         4               Long-term debt           1,727.4   43.5   1,556.7      39.3
                                   --------- ---------              Short-term capital          88.8    2.3     194.4       4.9
   Total                                100       100                                    ----------------------------------------
                                   ========= =========                Total                 $3,970.7   100.0  $3,957.8     100.0
                                                                                         ========================================


Note:  Current and prior periods reflect the recapitalization of the spin-off company, Progress Credit, and its associated treatment as discontinued operations.


Florida Power Corporation
Selected Statistical Data (Unaudited)                                                                    Page 7
(In millions, except billing degree days)
                          Three Months Ended            Nine Months Ended            Twelve Months Ended
                             September 30    Percent      September 30     Percent      September 30     Percent
                            1996     1995    Change      1996      1995    Change      1996      1995    Change
                           -------  -------  -------   -------   -------   -------   -------   -------   -------
Revenues:
  Residential               $387.6   $374.8      3.4   $1,013.2    $959.7      5.6   $1,306.2  $1,225.5      6.6
  Commercial                 155.4    147.2      5.6      402.2     386.7      4.0      530.8     512.0      3.7
  Industrial                  54.9     48.8     12.5      154.6     140.3     10.2      203.6     185.2      9.9
  Other retail sales          34.3     31.4      9.2       92.1      86.5      6.5      122.1     115.6      5.6
                          ------------------          --------------------          --------------------
                             632.2    602.2      5.0    1,662.1   1,573.2      5.7    2,162.7   2,038.3      6.1
  Sales for resale            46.5     56.0    (17.0)     126.6     110.8     14.3      165.4     143.3     15.4
                          ------------------          --------------------          --------------------
                             678.7    658.2      3.1    1,788.7   1,684.0      6.2    2,328.1   2,181.6      6.7
  Other electric revenues     23.4     12.4     88.7       43.1      47.7     (9.6)      46.9      53.3    (12.0)
  Deferred fuel               (7.4)     1.2       -        (1.1)      6.5       -       (10.8)     (3.2)      -
                          ------------------          --------------------          --------------------
      Total                 $694.7   $671.8      3.4   $1,830.7  $1,738.2      5.3   $2,364.2  $2,231.7      5.9
                          ==================          ====================          ====================
Kilowatt-hour sales billed:
  Residential              4,682.2  4,571.1      2.4   12,142.8  11,480.7      5.8   15,600.1  14,571.5      7.1
  Commercial               2,557.1  2,483.5      3.0    6,661.3   6,465.6      3.0    8,807.8   8,533.1      3.2
  Industrial               1,094.5    990.1     10.5    3,195.2   2,852.1     12.0    4,207.5   3,738.8     12.5
  Other retail sales         602.8    567.0      6.3    1,641.8   1,549.7      5.9    2,177.1   2,061.3      5.6
                          ------------------          --------------------          --------------------
                           8,936.6  8,611.7      3.8   23,641.1  22,348.1      5.8   30,792.5  28,904.7      6.5
  Sales for resale           804.0  1,141.8    (29.6)   2,085.7   2,021.0      3.2    2,967.8   2,638.6     12.5
                          ------------------          --------------------          --------------------
      Total electric sales 9,740.6  9,753.5     (0.1)  25,726.8  24,369.1      5.6   33,760.3  31,543.3      7.0
                          ==================          ====================          ====================

System Requirements (KWH)   10,230    9,973      2.6     27,037    25,771      4.9     34,934    32,844      6.4
Retail KWH Sales
  (Billed & Unbilled)        8,930    8,718      2.4     23,732    22,686      4.6     30,793    29,070      5.9
Billing Degree Days:
  Cooling                    2,252    2,153      4.6      3,071     3,037      1.1      3,963     3,593     10.3
  Heating                        -        -       -         761       480     58.5        882       512     72.3

Note:
Total revenues include billed revenues and unbilled revenues that are accrued for accounting purposes.
Statistics for total kilowatt-hour sales include only billed kilowatt-hour sales. The statistic for retail KWH sales includes both billed and unbilled sales. Beginning in 1995, Florida Power was ordered by state regulators to conduct a three-year test of residential revenue decoupling. Under the plan, abnormal weather variances will no longer impact earnings with respect to residential revenues.
